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                     Prudential Real Estate
                         Securities Fund
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                        SUPPLEMENT DATED MARCH 23, 2000
                         PROSPECTUS DATED June 2, 1999

The following replaces the information contained in the Prospectus on page 12 under 'How the Fund is Managed--Portfolio Manager':

   The current portfolio manager of the Fund is Catherine Creswell who, since joining Prudential in January 1998, has been a Managing Director and Director of Real Estate Securities Research for Prudential Real Estate Securities Investors. Ms. Creswell manages the Fund with the help of a team of investment professionals. Ms. Creswell was previously employed by BT Alex Brown Inc. for 10 years, where she served as a principal in the real estate securities group, with her primary area of responsibility being multifamily REIT research. Ms. Creswell earned a B.A. from Juniata College. She is a former member of the Multifamily Housing Institute and the editorial board of the National Association of Real Estate Investment Trusts, and holds the Chartered Financial Analyst (CFA) designation.
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